Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

Supplement dated September 27, 2011 to the
Statement of Additional Information dated May 16, 2011

The following is being added to page B-17 after the section titled “When-Issued or Delayed-Delivery Securities” of the SAI:

Loan Participations

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.  The Fund may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.  The Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers".  Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor or Sub-Advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  Investments in loan participations are considered to be debt obligations.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations."  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the Fund.